Exhibit 99.1

East Stone Acquisition Corporation Announces Sponsor Approval of Extension of Deadline
to Complete Business Combination

Burlington, MA, August 20, 2021 – East Stone Acquisition Corporation (Nasdaq: ESSCU), a publicly traded special purpose acquisition company (“East Stone”), announced today that its sponsor, Double Venture Holdings Limited (the “Sponsor”), has requested that East Stone extend the date by which East Stone has to consummate a business combination from August 24, 2021 to November 24, 2021 (the “Extension”). The Extension is the second of up to two three-month extensions permitted under East Stone’s governing documents. In connection with such Extension, the Sponsor has notified East Stone that it intends to cause an aggregate of $1,380,000 to be deposited into East Stone’s trust account on or before August 24, 2021. The Extension provides East Stone with additional time to complete its proposed business combination with JHD Holdings (Cayman) Limited (“JHD”), an innovative merchant enablement platform serving lower-tier cities in China.

About East Stone Acquisition Corporation

East Stone Acquisition Corporation (Nasdaq: ESSC) (“East Stone”) is a blank check company incorporated as a British Virgin Islands business company and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. Although it is not limited to a particular industry or geographic region for purposes of consummating an initial business combination, East Stone believes it is particularly well-positioned to capitalize on growing opportunities created by in the financial technology (fintech) space in North America and Asia-Pacific.

About JHD Holdings (Cayman) Limited

JHD Holdings (Cayman) Limited (“JHD”) is an online and offline merchant enablement services platform that provides almost 90,000 independent retailers, in five provinces, with a full suite of services and technologies, including point-of-sale (POS), supply chain and logistics, and fintech/payment capability. To enable financial inclusion of communities that are significantly underbanked, JHD’s platform has already enabled approximately 2,900 outlets to become licensed rural area financial stations, enabling established banks to extend their branch network to serve more consumers. By supplying their partner stores with reliable and timely delivery of branded consumer products, JHD provides a reliable supply chain to the stores.

Additional Information

JHD Technologies Limited, a Cayman Islands exempted company (“Pubco”), has filed with the Securities and Exchange Commission (the “SEC”), a Registration Statement on Form S-4 on June 28, 2021 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), and a prospectus in connection with the proposed business combination (the “Business Combination”) involving East Stone, JHD Holdings (Cayman) Limited, a Cayman Islands company (“JHD”), Yellow River MergerCo Limited, a British Virgin Islands company and a wholly-owned subsidiary of Pubco, Navy Sail International Limited, a British Virgin Islands company, in the capacity as the Purchaser Representative, Yellow River (Cayman) Limited, a Cayman Islands company, in the capacity as Primary Seller and Seller Representative, and the other shareholders of JHD who become parties thereto (the “Sellers”) and Double Ventures Holdings Limited, a British Virgin Islands business company (the “Sponsor”) pursuant to a business combination agreement (the “Business Combination Agreement”). The definitive proxy statement and other relevant documents will be mailed to shareholders of East Stone as of a record date to be established for voting on East Stone’s initial business combination with JHD. SHAREHOLDERS OF EAST STONE, THE SELLERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH EAST STONE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT EAST STONE, JHD, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 25 Mall Road, Suite 330, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of combining the companies will be realized.

Participants in the Solicitation

East Stone, JHD and Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of East Stone ordinary shares in respect of the proposed Business Combination. Information about East Stone’s directors and executive officers and their ownership of East Stone’s ordinary shares is set forth in East Stone’s Annual Report on Form 10-KT for the year ended December 31, 2020, which was filed with the SEC on June 9, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since that date. Other information regarding the interests of the participants in the proxy solicitation will be included in the final Registration Statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties concerning the Business Combination and JHD’s expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against East Stone, JHD or others following announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement or any related financial conditions due to the failure to obtain approval of the shareholders of East Stone; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the Business Combination; (7) the ability to obtain or maintain the listing of Pubco’s securities on The Nasdaq Stock Market following the Business Combination, including having the requisite number of shareholders; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that JHD may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings with the SEC by East Stone or Pubco.

Contact

East Stone Acquisition Corporation

Xiaoma (Sherman) Lu

25 Mall Road, Suite 330

Burlington, MA 01803

sherman@estonecapital.com